UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.       )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

OPENLANE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(I)(1) and 0-11.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V96127-P47283 OPENLANE, INC. 11299 NORTH ILLINOIS STREET, SUITE 500 CARMEL, IN 46032 OPENLANE, INC. 2026 Annual Meeting Vote by June 4, 2026 11:59 PM ET You invested in OPENLANE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 5, 2026. Vote Virtually at the Meeting* June 5, 2026 9:00 a.m., EDT Virtually at: www.virtualshareholdermeeting.com/OPLN2026 *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote View the Combined Document online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V96128-P47283 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of the director nominee designated by the Apax Investor. Nominee: 1a. Roy Mackenzie For 2. Election of the other director nominees. Nominees: 2a. Randolph Altschuler For 2b. Carmel Galvin For 2c. J. Mark Howell For 2d. Stefan Jacoby For 2e. Peter Kelly For 2f. Michael T. Kestner For 2g. Mary Ellen Smith For 2h. Kelly Tuminelli For 3. To approve, on an advisory basis, executive compensation. For 4. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2026. For

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V96129-P47283 OPENLANE, INC. 2026 Annual Meeting Vote by June 4, 2026 11:59 PM ET You invested in OPENLANE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 5, 2026. Vote Virtually at the Meeting* June 5, 2026 9:00 a.m., EDT Virtually at: www.virtualshareholdermeeting.com/OPLN2026 *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote View the Combined Document online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. OPENLANE, INC. 11299 NORTH ILLINOIS STREET, SUITE 500 CARMEL, IN 46032

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V96130-P47283 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 2. Election of the other director nominees. Nominees: 2a. Randolph Altschuler For 2b. Carmel Galvin For 2c. J. Mark Howell For 2d. Stefan Jacoby For 2e. Peter Kelly For 2f. Michael T. Kestner For 2g. Mary Ellen Smith For 2h. Kelly Tuminelli For 3. To approve, on an advisory basis, executive compensation. For 4. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2026. For